SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 14, 2001
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                              GEORGIA POWER COMPANY
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               (Exact name of registrant as specified in its charter)

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             Georgia            1-6468                      58-0257110
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(State or other jurisdiction  (Commission File    (IRS Employer Identification
     of incorporation)            Number)                    No.)


       241 Ralph McGill Boulevard, NE, Atlanta, Georgia      30308
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           (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code      (404) 506-6526
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                                   N/A
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         (Former name or former address, if changed since last report.)



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Item 5. Other Events.
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                On May 14, 2001, Georgia Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of an additional $60,000,000 aggregate principal amount of its Series I 5.25% Senior Notes due May 8, 2003 (the "Series I Senior Notes"). Said notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-57884, 333-57884-01, 333-57884-02,
333-57884-03 and 333-57884-04) of the Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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                (c) Exhibits.

                  1 Underwriting Agreement, dated May 8, 2001, between the Company and Salomon Smith Barney Inc., as the Underwriter.

                  4.2 Ninth Supplemental Indenture to Senior Note Indenture dated as of May 8, 2001, providing for the issuance of the Series I Senior Notes. (Designated in Form 8-K dated May 1, 2001, File No. 1-6468, as Exhibit 4.2.)

                  4.7 Form of Series I Senior Note. (Designated in Form 8-K dated May 1, 2001, File No. 1-6468, as
                              Exhibit 4.7.)

                 12.1         Computation of ratio of earnings to fixed charges.


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                                       2



                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     May 17, 2001             GEORGIA POWER COMPANY



                                   By             /s/ Wayne Boston
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                                                        Wayne Boston
                                                     Assistant Secretary